UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 29, 2006

AURIGA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26013	84-1334687
(State of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

5555 Triangle Parkway, Suite 300
Norcross, Georgia	30092
(Address of principal executive offices)	(Zip Code)

(678) 282-1600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5—CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03.       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        On December 28, 2006, the Board of Directors of Auriga Laboratories, Inc., a Delaware corporation (the “Company”), adopted a resolution amending the Bylaws of the Company for the purpose of changing the fiscal year of the Company. The amendment serves to change the fiscal year end from March 31 to December 31, effective December 31, 2006.

        In accordance with Rule 13a-10 promulgated pursuant to the Securities Exchange Act of 1934, as amended, the Company will file a transition report on Form 10-KSB for the transition period April 1, 2006 to December 31, 2006 within ninety days from the Company’s determination to change its fiscal year end (in lieu of filing a quarterly report on Form 10-QSB for the three months ended December 31, 2006).

SECTION 9—FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.       Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed herewith:

Exhibit
Number	Document
3.1	Amendment No. 1 to Bylaws of Auriga Laboratories, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURIGA LABORATORIES, INC.
Date: December 29, 2006	By: /s/ Charles R. Bearchell
Charles R. Bearchell
Chief Financial Officer

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